BECK, MACK & OLIVER FUNDS
BECK, MACK & OLIVER GLOBAL EQUITY FUND (BMGEX) BECK, MACK & OLIVER PARTNERS FUND (BMPEX) PROSPECTUS August 1, 2010

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Beck, Mack & Oliver Global Equity Fund Summary Section Investment Objective	3 3
Fees and Expenses	3
Example	3
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Investment Risks	4
Performance Information	5
Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Beck, Mack & Oliver Partners Fund Summary Section	7
Investment Objective	7
Fees and Expenses	7
Example	7
Portfolio Turnover Principal Investment Strategies	7 7
Principal Investment Risks	8
Performance Information	10
Management	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	12

Investment Details Regarding the Funds Beck, Mack & Oliver Global Equity Fund Additional Information Regarding Investment Strategies	13 13 13
Additional Information Regarding Risk Factors	14
Beck, Mack & Oliver Partners Fund	17
Additional Information Regarding Investment Strategies	17
Additional Information Regarding Risk Factors	18

Management Adviser	21 21
Portfolio Managers	21
Other Service Providers	22
Fund Expenses	22

Your Account How to Contact the Funds	23 23
General Information	23
Buying Shares	26
Selling Shares	30

Other Information	34
Distributions and Dividend Reinvestments	34
Taxes	34
Organization	35

Financial Highlights	36

Beck, Mack & Oliver Global Equity Fund Summary Section

INVESTMENT OBJECTIVE

Beck, Mack & Oliver Global Equity Fund (the “Global Equity Fund”) seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sales price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None

Redemption Fee (as a percentage of the amount of shares redeemed or exchanged within 60 days of purchase, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.70%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver and Expense Reimbursement(1)	-0.95%
Net Annual Fund Operating Expenses	1.25%

(1)
Based on a fee reduction or reimbursement agreement through July 31, 2011, the Adviser has agreed to waive its fee and/or reimburse Global Equity Fund expenses to the extent that the total annual fund operating expenses exceed 1.25% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). Net Annual Fund Operating Expenses may increase if exclusions from the fee reductions and expense reimbursement agreement with the Adviser would apply. The contractual waiver may be changed or eliminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$128	$597	$1,093	$2,459

PORTFOLIO TURNOVER

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Equity Fund’s performance. During the most recent fiscal year, the Global Equity Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets and borrowings for investment purposes in equity securities, including common stock, sponsored American Depository Receipts (“ADRs”) and securities convertible into common stock, of companies of any size based in the United States and worldwide (“80% Policy”). The Global Equity Fund invests principally in equity securities of companies that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Global Equity Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

In addition, under normal circumstances, the Global Equity Fund invests at least 40% of the value of its net assets and borrowings for investment purposes in equity securities, including common stock, ADRs and securities convertible into common stock, of non-U.S. companies. Currently, the Global Equity Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers.

The Adviser relies primarily on fundamental analyses to identify companies, sectors and industries that, in its judgment, are undervalued relative to their potential and whose growth should exceed that anticipated by the market. The Adviser also studies political and economic developments in foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser seeks to purchase the securities of well-managed companies at prices that are below intrinsic value.

PRINCIPAL INVESTMENT RISKS

General Market Risks. The net asset value (“NAV”) of the Global Equity Fund and its investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Global Equity Fund, or the Global Equity Fund could underperform other investments. An investment in the Global Equity Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Recent Market Events Risks. It is important that investors closely review and understand the risks of investing in the Global Equity Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Global Equity Fund.

Risks of ADRs. ADRs may be subject to some of the same risks as direct investment in foreign companies, as noted in “Risks of Foreign Securities” below. In addition, ADRs may not track the price of the underlying securities perfectly.

Risks of Foreign Securities. Foreign securities are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.

Risks of Large Capitalization Companies. Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

Risks of Small and Mid-Sized Capitalization Companies. Securities of smaller companies may be more volatile, and the price of smaller companies may decline more in response to selling pressure.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Global Equity Fund’s returns. The chart and table provide some indication of the risks of investing in the Global Equity Fund by showing changes in the Global Equity Fund’s performance from year-to-year and how the Global Equity Fund’s average annual total returns over 1, 5, and 10 years compare to the MSCI World Index. Updated performance information is made available on a quarterly basis at www.beckmack.com.

Performance information (before and after taxes) represents only past performance, and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2010 was -5.77%.

The Global Equity Fund’s total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement. Without this payment total return for the year ended December 31, 2003 would have been 32.99%

During the periods shown in the chart, the highest quarterly return was 23.52% (for the quarter ended June 30, 2009) and the lowest quarterly return was –19.32% (for the quarter ended December 31, 2008).

Average Annual Total Returns

Beck, Mack & Oliver Global Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	28.54%	4.14%	-0.11%
Return After Taxes on Distributions	28.50%	3.36%	-0.77%
Return After Taxes on Distributions and Sale of Fund Shares	18.62%	3.64%	-0.20%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	29.99%	2.01%	-0.24%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The return after taxes on distributions and sale of Global Equity Fund shares may exceed the return before taxes due to a tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Adviser. The Global Equity Fund’s investment adviser is Beck, Mack & Oliver LLC (“BM&O” or the “Adviser”).

Portfolio Manager. Mr. David Rappa, Mr. Peter Vlachos and Mr. Robert Beck jointly are primarily responsible for the day-to-day management of the Global Equity Fund. Mr. Rappa has served as portfolio manager with respect to the Global Equity Fund since 2005. Mr. Vlachos has served as portfolio manager with respect to the Global Equity Fund since its inception in 1993. Mr. Beck has served as portfolio manager with respect to the Global Equity Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Global Equity Fund on any business day through your financial intermediary, or by mail to Beck, Mack & Oliver Global Equity Fund, Attn: Transfer Agent, Atlantic Fund Administration, LLC, P.O. Box 588, Portland, Maine, 04112. Telephone requests may be made to (800) 943-6786 (toll free). Shares also may be purchased by check, wire, or electronic bank transfer. The Global Equity Fund accepts investments in the following minimum amounts:

	Minimum Initial Investments	Minimum Additional Investments
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

 TAX INFORMATION

Shareholders may receive distributions from the Global Equity Fund which may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Global Equity Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Global Equity Fund and its related companies may pay the intermediary for the sale of Global Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Beck, Mack & Oliver Partners Fund Summary Section

INVESTMENT OBJECTIVE

Beck, Mack & Oliver Partners Fund (the “Partners Fund”) seeks long-term capital appreciation consistent with the preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Partners Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sales price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None

Redemption Fee (as a percentage of the amount of shares redeemed or exchanged within 60 days of purchase, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.56%
Total Annual Fund Operating Expenses	2.56%
Fee Waiver and Expense Reimbursement(1)	-1.56%
Net Annual Fund Operating Expenses	1.00%

(1)
The Adviser has contractually agreed to waive its fee and/or reimburse the Partners Fund expenses to the extent that the total annual fund operating expenses exceed 1.00% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through July 31, 2011. Net Annual Fund Operating Expenses may increase if exclusions from the fee reductions and expense reimbursement agreement with the Adviser would apply. The contractual waiver may be changed or eliminated only with the consent of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Partners Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Partners Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Partners Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$102	$647	$1,218	$2,774

Your cost would be the same if you did not redeem your shares during the time periods indicated above. The Fund's estimated net expenses are used to calculate costs for the first year only, and the Fund's total annual operating expenses are used to calculate costs for the other years.

PORTFOLIO TURNOVER

The Partners Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Partners Fund’s performance. During the most recent fiscal year, the Partners Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Partners Fund invests primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks issued by companies of any size, but it may also invest in preferred stocks and fixed, variable and floating rate fixed income securities such as investment grade notes, bonds and debentures. The Partners Fund generally seeks to invest in equity securities of domestic and foreign companies which it believes have sound, long-term fundamentals. As a non-diversified fund, the Partners Fund may invest in a relatively small number of companies.

In addition, the Partners Fund may invest in investment securities of any credit quality, including up to 10% of its net assets in fixed income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor's Corporation or Baa3 or higher by Moody's Investors Services, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed income securities held by the Partners Fund may be illiquid.

The Adviser relies primarily on fundamental analyses to identify companies, sectors andindustries and companies that, in its judgment, are undervalued relative to their potential and whose growth should exceed that anticipated by the market.The Adviser seeks to purchase the securities of companies at prices that are below intrinsic value.

With respect to fixed income securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to achieve an appropriate maturity profile for the Partners Fund. The Partners Fund may invest in fixed income securities of any maturity, and the weighted average maturity of the portfolio may vary substantially over time.

PRINCIPAL INVESTMENT RISKS

General Market Risks. The net asset value (“NAV”) of the Partners Fund and its investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Partners Fund, or the Partners Fund could underperform other investments. An investment in the Partners Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Recent Market Events Risks. It is important that investors closely review and understand the risks of investing in the Partners Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Partners Fund.

Equity and Convertible Securities Risk. The Partners Fund is subject to the risk that stock prices may fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Risks of Foreign Securities. Foreign securities are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.

Risks of Large Capitalization Companies. Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

Risks of Small and Mid-Sized Capitalization Companies. Securities of smaller companies may be more volatile, and the price of smaller companies may decline more in response to selling pressure.

Management Risk. The Partners Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Partners Fund’s investment objectives. Due to its active management, the Partners Fund could underperform other mutual funds with similar investment objectives.

Risks of Debt Securities.  The value of debt securities generally falls when interest rates rise, and issuers may prepay fixed rate securities when interest rates fall. Also, an issuer may default or become unable to pay interest or principal due on the securities.

Non-Investment Grade Securities Risk. Securities rated below investment grade (“junk bonds”), i.e., rated lower than BBB- by Standard & Poor's Corporation or lower than Baa3 by Moody's Investors Services, Inc., are subject to greater risk of loss than higher rated securities, and issuers of non-investment grade securities are more likely to encounter financial difficulties and to be materially affected by those difficulties.

Liquidity Risk. Certain fixed-income securities held by the Partners Fund may be difficult or impossible to sell at the time and at the price that the Adviser would like. As a result, the Partners Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Partners Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Non-Diversification Risk. The Partners Fund is non-diversified. Investment by the Partners Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Partners Fund’s returns. The chart and the table provide some indication of the risks of investing in the Partners Fund by showing changes in the Partners Fund’s performance from year to year and how the returns compare to the S&P 500 Index. Updated performance information is made available on a quarterly basis at www.beckmack.com.

In November 2009, a limited partnership managed by the Adviser reorganized into the Partners Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, substantially similar to those of the Partners Fund. The Partners Fund has adopted the performance history of the limited partnership. The Partners Fund’s performance for periods prior to December 1, 2009 is that of the limited partnership and reflects the expenses of the limited partnership, which were lower than the Partners Fund’s current net expenses, except for 2008 when the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different than the standardized method of calculations accepted by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2010 was -7.78.

During the periods shown in the chart, the highest quarterly return was 20.64% (for the quarter ended June 30, 2009) and the lowest quarterly return was -28.37% (for the quarter ended December 31, 2008).

Average Annual Total Returns

Beck, Mack & Oliver Partners Fund	1 Year	5 Years	10 Years
Return Before Taxes	24.21%	0.36%	2.02%
Return After Taxes on Distributions	24.19%	0.36%	2.02%
Return After Taxes on Distributions and Sale of Fund Shares	15.76%	0.31%	1.74%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
The Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	28.43%	0.79%	-0.49%
The Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%
The Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	-0.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Partners Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Partners Fund shares may exceed the return before taxes due to a tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Adviser. The Partners Fund’s investment adviser is Beck, Mack & Oliver LLC. (“BM&O” or the “Adviser”).

Portfolio Manager. Mr. Zachary Wydra is primarily responsible for the day-to-day management of the Partners Fund. Mr. Wydra has served as portfolio manager with respect to the Partners Fund since its inception in 2009, and for the prior limited partnership since 2007.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Partners Fund on any business day through your financial intermediary, or by mail to Beck, Mack & Oliver Partners Fund, Attn: Transfer Agent, Atlantic Fund Administration, LLC, P.O. Box 588, Portland, Maine, 04112. Telephone requests may be made to (800) 943-6786 (toll free). Shares also may be purchased by check, wire, or electronic bank transfer. The Partners Fund accepts investments in the following minimum amounts:

	Minimum Initial Investments	Minimum Additional Investments
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

TAX INFORMATION

Shareholders may receive distributions from the Partners Fund which may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Partners Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Partners Fund and its related companies may pay the intermediary for the sale of Partners Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Partners Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Details Regarding the Funds

Beck, Mack & Oliver Global Equity Fund

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES

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    Concepts to Understand

    Common Stock means an equity or ownership interest in a company.

    Convertible Security means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

    American Depositary Receipt (“ADR”) means a receipt for shares of a foreign-based company held by a U.S. bank that entitles the holder to all dividends.

Under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets and borrowings in equity securities, including common stock (including ADRs) and securities convertible into common stock, of companies based in the United States and worldwide (“80% Policy”). The Global Equity Fund must provide shareholders with 60 days prior written notice if it changes its 80% Policy. The Global Equity Fund invests principally in equity securities of companies that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Global Equity Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

Under normal circumstances, the Global Equity Fund invests at least 40% of the value of its net assets and borrowings in equity securities, including common stock (including ADRs) and securities convertible into common stock, of non-U.S. companies. Currently, the Global Equity Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers.

The Adviser’s Process. The Adviser studies political and economic developments in various countries to identify those countries that offer the best investment opportunities. Currently, the Adviser invests primarily in the securities of companies located in the United States, Europe, Japan, the Pacific Basin and Latin America.

The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies’ securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

The Adviser also studies the political and economic developments in various foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, business cycle influence, changes in governmental policy and leadership, and the laws and taxes relating to foreign investors. In addition to these factors, the Adviser assesses each prospective company’s management to determine its competency as both an operator and owner.

The Adviser may invest in ADRs, which are negotiable certificates issued by U.S. depository banks and represent an ownership interest in securities of non-U.S. companies held by such banks. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the U.S. Securities and Exchange Commission (the “SEC”).

The Adviser monitors the companies in the Global Equity Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

•	The underlying company experiences a decline in financial condition
•	The underlying company experiences a significant erosion in profitability, earnings or cash flow
•	The security is overvalued compared to its fundamentals
•	The Global Equity Fund’s holding of a security is overweighted compared to other holdings
•	There are negative trends in inflation, recession or interest rates

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Concepts to Understand

Fundamental Analysis means the analysis of a company’s financial condition to forecast the probable future value of its stock price. This analysis includes review of a company’s balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

Gross Domestic Product means the value of a country’s goods and services produced during a certain period of time, usually one year.

Temporary Defensive Measures. In order to respond to adverse market, economic, political or other conditions, the Global Equity Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash and prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Global Equity Fund’s performance. The Global Equity Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

ADDITIONAL INFORMATION REGARDING PRINCIPAL RISK FACTORS

General Market Risks. An investment in the Global Equity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Global Equity Fund’s net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Global Equity Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Global Equity Fund will achieve its investment objective. An investment in the Global Equity Fund is not by itself a complete or balanced investment program.

You could lose money on your investment in the Global Equity Fund or the Global Equity Fund could underperform other investments. The principal risks of an investment in the Global Equity Fund include:

•	The U.S. or foreign securities markets go down
•	The securities markets do not recognize the growth potential of the stocks in the Global Equity Fund’s portfolio
•	The Adviser may make poor investment decisions

Recent Market Events Risks. It is important that investors closely review and understand the risks of investing in the Partners Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Partners Fund.

Risks of ADRs. ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing these underlying securities may change materially at times when the U.S.

markets are not open for trading.

Risks of Foreign Securities. Because the Global Equity Fund invests in foreign securities, an investment in the Global Equity Fund may have the following additional risks:

•
Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets

•	There may not be as much public information regarding foreign issuers, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
•	Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
•	Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
•
Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which may be determined or quoted in currencies other than the U.S. dollar

•	Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation
•	Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
•	Certain foreign brokerage commissions and custody fees may be higher than those in U.S. markets
•
Dividends receivable on the foreign securities contained in the Global Equity Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Global Equity Fund’s shareholders

•
The Global Equity Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Global Equity Fund’s shares. The Global Equity Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Global Equity Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Global Equity Fund prices its shares. Although the Global Equity Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Global Equity Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems and/or may have less stable currencies as compared with markets of developed countries.

Risks of Large Capitalization Companies. Large capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risks of Small and Mid-Sized Capitalization Companies. To the extent that the Global Equity Fund invests in companies with small or mid-sized capitalizations, an investment in the Global Equity Fund can have more risk than investing in larger, more established companies. An investment in the Global Equity Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available
•
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small and mid-sized capitalization companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Global Equity Fund may exhibit a higher degree of volatility than the broader securities market.

WHO MAY WANT TO INVEST IN THE GLOBAL EQUITY FUND

The Fund may be appropriate for you if you:

•	Are willing to tolerate risks inherent in investing in foreign markets,
•	Are willing to tolerate significant changes in the value of your investment,
•	Are pursuing a long-term goal, and
•	Are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries,
•	Need regular income or stability of principal, or
•	Are pursuing a short-term goal or investing emergency reserves.

Beck, Mack & Oliver Partners Fund

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES

The Partners Fund invests primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks, but it may also invest in preferred stocks and fixed, variable and floating rate fixed income securities such as investment grade notes, bonds and debentures. The Partners Fund generally seeks to invest in equity securities of domestic and foreign companies which it believes have sound, long-term fundamentals. Equity investments will be made typically in companies which the Adviser believes are financially strong and which appear to have attractive prospects for growth.

The Partners Fund may also invest up to 10% of its net assets in fixed income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor's Corporation or Baa3 or higher by Moody's Investors Services, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. The Adviser will have discretion to select the range of maturities of the various fixed income securities in which the Partners Fund may invest and the weighted average life of the Partners Fund's fixed income securities may vary substantially from time to time depending on economic and market conditions.

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    Concepts to Understand

    Common Stock means an ownership interest in a company  that usually possess es voting rights and earns dividends.

    Convertible Security means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

    Corporate Note means a debt security with a short-term maturity, usually less than 5 years.

    Debt Security means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

    Debenture means an unsecured debt backed only by the creditworthiness of the borrower, not by collateral.

    Preferred Stock means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Adviser’s Process. Although it is anticipated that the Partners Fund's portfolio will primarily consist of marketable equity securities of U.S. and foreign issuers, the Adviser has flexibility in the management of its portfolio. The Partners Fund's portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities.

The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies’ securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

With respect to the Partners Fund’s investment in fixed income securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Partners Fund’s investment portfolio consistent with the Partners Fund’s objective. In particular, the Adviser watches the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price. The Partners Fund may invest in debt securities of any maturity.

The Adviser monitors the companies in the Partners Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

    [CALL OUT BOX]

        Concepts to Understand

        Fundamental Analysis means the analysis of a company’s financial condition to forecast the probable future value of its stock price. This analysis includes review of a company’s balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

•	The underlying company experiences a decline in financial condition
•	The underlying company experiences a significant erosion in profitability, earnings or cash flow
•	The security is overvalued compared to its fundamentals
•	The Partners Fund’s holding of a security is overweighted compared to other holdings
•	There are negative trends in inflation, recession or interest rates

Temporary Defensive Measures. In order to respond to adverse market, economic, political or other conditions, the Partners Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash and prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Partners Fund’s performance. The Partners Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

ADDITIONAL INFORMATION REGARDING PRINCIPAL RISK FACTORS

General Market Risks. An investment in the Partners Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Partners Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Partners Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is not by itself a complete or balanced investment program.

You could lose money on your investment in the Partners Fund or the Partners Fund could underperform other investments due to, among other things, poor investment decisions by the Adviser.

Recent Market Events Risks. It is important that investors closely review and understand the risks of investing in the Partners Fund. Unprecedented recent turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Partners Fund.

Equity and Convertible Securities Risk. The value of the Partners Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The value of convertible securities tends to decline as interest rates rise and, because of the conversion, tends to vary with fluctuations in the market value of the underlying securities.

Risks of Foreign Securities. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Risks of Large Capitalization Companies. Large capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risks of Small and Mid-Sized Capitalization Companies. To the extent that the Global Equity Fund invests in companies with small or mid-sized capitalizations, an investment in the Global Equity Fund can have more risk than investing in larger, more established companies. An investment in the Global Equity Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available
•
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks
For these and other reasons, the prices of small and mid-sized capitalization companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Global Equity Fund may exhibit a higher degree of volatility than the broader securities market.

Management Risk. The Partners Fund is actively managed and its performance therefore will reflect the Adviser's ability to make investment decisions which are suited to achieving the Partners Fund's investment objectives. Due to its active management, the Partners Fund could underperform other mutual funds with similar investment objectives.

Risks of Debt Securities. Because the Fund invests in debt securities, it has the following additional risks:

•
The value of most debt securities falls when interest rates rise; typically, the longer a debt security’s maturity and the lower its credit quality, the more it is that the value of the debt security, whether or not investment grade, will fall in response to an increase in interest rates. This is because, among other reasons, higher interest rates may limit a lower credit quality issuer’s access to capital.

•	Issuers may prepay fixed rate securities when interest rates fall, forcing the Partners Fund to invest in securities with lower interest rates
•
The Partners Fund is subject to the risk that the financial condition of an issuer of a security held by the Partners Fund may cause the issuer to default or become unable to pay interest or principal due on the securities. This risk generally increases as security credit ratings decrease.

Non-Investment Grade Securities Risk. Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”) are subject to greater risk of loss than higher rated securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by those difficulties.

Liquidity Risk. Certain fixed income securities held by the Partners Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Partners Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Partners Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Non-Diversification Risk. The Partners Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investing in a limited number of issuers exposes the Partners Fund to greater risk and losses than if its assets were more diversified.

WHO MAY WANT TO INVEST IN THE PARTNERS FUND

The Fund may be appropriate for you if you:

•	Are willing to tolerate fluctuations in your investments,
•	Are pursuing a long-term goal, and
•	Are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries,

•	Need regular income or stability of principal, or

•	Are pursuing a short-term goal or investing emergency reserves.

Management

The Global Equity Fund and the Partners Fund are each a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Funds are managed under the oversight of the Trust’s Board of Trustees (the “Board”). The Board oversees the Funds and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).

ADVISER

The Funds’ Adviser is Beck, Mack & Oliver LLC (“BM&O” or the “Adviser”), 360 Madison Ave., 18th Floor, New York, New York 10017. BM&O has provided investment advisory and management services to clients since 1931. As of March 31, 2010, the Adviser had approximately $3.6 billion of assets under management. Subject to the oversight of the Board, the Adviser makes investment decisions for the Funds. The Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Global Equity Fund and 1.00% of the average daily net assets of the Partners Fund under the terms of its Investment Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse each Fund’s expenses to the extent that the Global Equity Fund’s Total Annual Fund Operating Expenses exceed 1.25% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) or the Partners Fund’s Total Annual Fund Operating Expenses exceed 1.00% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through July 31, 2011. The contractual waiver may be changed or eliminated only with the consent of the Board of Trustees.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser, on behalf of the Partners Fund is included in the annual report to the shareholders of the Fund for the period ended March 31, 2010.

PORTFOLIO MANAGERS

Global Equity Fund. Messrs. David Rappa, Peter Vlachos and Robert Beck are jointly responsible for the day-to-day management of the Global Equity Fund and perform all the functions related to the management of the portfolio.

Mr. Rappa, Co-Portfolio Manager, has over 10 years of experience in the investment industry and is responsible for the day-to-day management of the Global Equity Fund’s portfolio. Mr. Rappa served as a portfolio manager and an analyst during his tenure at Austin Investment Management, Inc. (“Austin”) starting in 1997, and is continuing in the same capacity at BM&O.

Mr. Vlachos, Co-Portfolio Manager, has more than 40 years of experience in the investment industry. Mr. Vlachos founded Austin in 1989 and the Global Equity Fund in 1993, and is continuing as a co-manager of the Global Equity Fund and as a portfolio manager and an analyst at BM&O.

Mr. Beck, Co-Portfolio Manager, has over 25 years of investment management experience. Mr. Beck has been Senior Member of BM&O since 1998. Mr. Beck joined BM&O in 1986 and became a partner in 1988.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the Global Equity Fund.

Partners Fund. Mr. Zachary Wydra is responsible for the day-to-day management of the Partners Fund and performs all the functions related to the management of the portfolio. Mr. Wydra, Portfolio Manager, has over 10 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Wydra has served as a portfolio manager at BM&O since 2005, and was admitted to the Partnership in 2007. Prior to joining BM&O, Mr. Wydra served as an analyst at Water Street Capital from 2003 through 2005.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the Partners Fund.

OTHER SERVICE PROVIDERS

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”), as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses. The Funds pay for their expenses out of their own assets. Each Fund’s expenses include its own expenses as well as Trust expenses that are allocated among each Fund and other funds of the Trust. The Adviser or other service providers may reduce all or any portion of their fees and reimburse certain expenses of the Fund. With respect to the Partners Fund, Atlantic currently waives a portion of its fees for fund accounting, transfer agency, and administration services. Atlantic is not obligated to waive fees, and these fees waivers could be terminated at any time. Any agreement to reduce fees or reimburse expenses increases the investment performance of the Fund for the period during which the reduction or reimbursement is in effect and may not be recouped at a later date.

Your Account

HOW TO CONTACT THE FUNDS

Write to us at:
BMO Funds
P.O. Box 588
Portland, ME 04112

Overnight address:
BMO Funds
c/o Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

Telephone us at:
(800) 943-6786 (toll free)

Wire investments to:
Please contact the Transfer Agent at (800) 943-6786 (toll-free) to obtain the ABA routing number and the account number.

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed, such as in the case of an emergency.

You may purchase or sell (redeem) shares of a Fund at the net asset value of a share (“NAV”) next calculated (normally 4:00 p.m., eastern time) minus any applicable redemption fee after the transfer agent or another third party agent of the Funds receives your request in proper form (as described in this Prospectus on pages 26 through 33 ). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be based on the next business day’s NAV, minus any applicable redemption or exchange fee. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/ withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for up to seven days after the tender of such security to the Fund or its agent designated for that purpose upon redemption. Each Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect that Fund or its operations.

When and How NAV is Determined. Each Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday when the NYSE is open.

Each Fund’s NAV is determined by taking the market value of that Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of that Fund’s shares outstanding. Since the Funds invest in securities that may trade on foreign securities markets on days other than a Fund business day, the value of each Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on a

Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a security is principally traded closes early; (ii) trading in a security is halted during the day and does not resume prior to the time as of which a Fund calculates its NAV; or (iii) events occur after the close of the securities markets on which a Fund’s portfolio securities primarily trade but before the time as of which such Fund calculates its NAV. Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.

The Board has delegated fair value determinations to a Valuation Committee consisting of a member of the Board or the President or Treasurer and either a representative of the Funds’ fund accountant or, if needed, a portfolio manager or a senior representative of the Adviser, when the Funds’ securities require fair valuation. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund’s investment in foreign securities also are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

The Board has delegated fair value determinations to a Valuation Committee composed of a member of the Board or the President or Treasurer and either a representative of the Fund’s Fund Accountant or, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation.

Fair valuation may be based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

NYSE Holiday Schedule. The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

If the exchange or market on which a Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving. To the extent a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the value of such Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business because markets or exchanges other than the NYSE may be closed.

Transactions through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by a Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on that Fund’s behalf. If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of a Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by a financial intermediary. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m., Eastern Time, and are executed the same day at that day’s NAV. To ensure this occurs, the financial intermediaries are responsible for transmitting all orders to the Fund in compliance with their contractual deadline.

Payments to Financial Intermediaries. Each Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, subtransfer agency, recordkeeping and shareholder communication services. Fund supermarkets are brokerage firms that provide access to funds in different fund families and are considered to be financial intermediaries. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund. To the extent that a Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by a Fund or its Transfer Agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of that Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money

Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase order; or (ii) freeze any account and/or suspend account services. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at http:// www.beckmack.com.

BUYING SHARES

How to Make Payments. Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, adopted on behalf of the Funds, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). Each Fund and the Adviser, however, reserve the right to accept in kind contributions of securities in exchange for shares of a Fund.

Checks. Checks must be made payable to the relevant Fund (i.e., “Beck, Mack & Oliver Global Equity Fund” or “Beck, Mack & Oliver Partners Fund”). For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to the relevant Fund. A $20 charge may be imposed on any returned checks.

ACH. ACH refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires. Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Minimum Initial Investments	Minimum Additional Investments
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

If deemed appropriate by the Trust officers, a Fund may waive investment minimum requirements.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorships accounts. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other
•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or a secretary’s certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, that Fund will attempt to contact you or, if applicable, your financial adviser. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. Once your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

Each Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, that Fund reserves the right to redeem your investment at the NAV next calculated after such Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

A Fund may reject your application under its Anti- Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds’ policy to discourage short-term trading. Frequent trading in a Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of that Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel, restrict or, reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Funds receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, a Fund cannot always detect frequent purchases and redemption. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The sale or exchange of Fund shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase. See “Selling Shares – Redemption Fee” and “Exchange Privileges.”

The investment in foreign securities may make a Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of that Fund’s shares. Each Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to that Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. Although a Fund may fair value foreign securities in such instances and may undertake other measures to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of a Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with that Fund.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your financial institution using the method that is most convenient for you	Through a Financial Institution • Contact your financial institution using the method that is most convenient for you

By Check
• Call or write us for an account application (applications are also available on the Adviser’s website: www.beckmack.com)
• Complete the application (and other required documents, if applicable)
• Mail us your original application (and other required documents, if applicable) and a check

By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

By Wire
• Call or write us for an account application (applications are also available on the Adviser’s website: www.beckmack.com)
• Complete the application (and other required documents, if applicable)
• Call us to fax the complete application (and other required documents, if applicable) and we will assign you an account number
• Mail us your original application (and other required documents, if applicable)
• Instruct your U.S. financial institution to wire you money to us

By Wire • Instruct your financial institution to wire money to us

By ACH Payment
• Call or write us for an account application (applications are also available on the Adviser’s website: www.beckmack.com)
• Complete the application (and other required documents, if applicable)
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you and account number
• Mail us your original application (and other required documents, if applicable)
• Purchases are limited to $25,000 per day
• We will electronically debit your purchase proceeds from the financial institution account identified in your account application

By ACH Payment
• Call to request a purchase by ACH payment
• Purchases are limited to $25,000 per day
• We will electronically debit your purchase proceeds from the financial institution account identified in your account application

Systematic Investments. You may establish a systematic investment plan to automatically invest a specified amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days from the day of purchase.

How to Sell Shares from Your Account
Through a Financial Institution •Contact your adviser by the method that is most convenient for you

By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The Fund name
•The dollar amount or number of shares you want to sell
•How and where to send the redemption proceeds
•Obtain a signature guarantee (if required)
•Obtain other documentation (if required
• Mail us your request and documentation

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application)
•Provide the following information:
•Your account number
•Exact name(s) in which the account is registered
•Additional form of identification
•Redemption proceeds will be:
•Mailed to you or
•Electronically credited to your account at the financial institution identified on your account application.

Systematically
•Complete the systematic withdrawal section of the application
•Attach a voided check to your application
•Mail us your completed application
• Redemption proceeds will be:
     • Mailed to you or
     • Electronically credited to your account at the financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or, if you so designate, to your bank account by ACH payment.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a “Medallion Signature Guarantee.” A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

• Written requests to redeem $100,000 or more;
• Changes to a shareholder’s record name or account registration;
• Paying redemption proceeds from an account for which the address has changed within the last 30 days;
• Sending redemption and distribution proceeds to any person, address or financial institution account not on record;
• Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or
• Adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares within 60 days of purchase, you will be charged a redemption fee of 2.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the relevant Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, each Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Funds’ transfer agent if the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the appropriate Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of a Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the intermediary’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Each Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. A Fund may require appropriate documentation of redemption’s eligibility for exemption from application of the redemption fee.

Small Accounts. If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

Redemptions In Kind. Pursuant to an election filed with Securities and Exchange Commission (the “SEC), the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent a fund shareholder redeems its Fund holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Please see the SAI for more detail on redemptions in kind.

Lost Accounts. The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the transfer agent locates you or escheats the funds to the state of your last known address.

Exchange Privileges

You may exchange your Fund shares for shares of other Beck, Mack & Oliver mutual funds. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. Exchanges may also be subject to the Fund’s redemption fee. See “Selling Shares – Redemption Fee.”

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (see “Investment Procedure-Limitations on Frequent Purchases”). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Institution • Contact your adviser by the method that is most convenient for you

By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The name of each fund (and class) you are exchanging
• The dollar amount or number of shares you want to sell (and exchange)
• Open a new account and complete an account application if you are requesting different shareholder privileges
• Obtain a signature guarantee (if required)
            • Mail us your request and documentation

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Other Information

Distributions and Dividend Reinvestments

Each Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by a Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each, a “distribution”) reinvested in additional shares of a Fund. If you choose this option, or if you do not indicate any choice, your distribution will be reinvested. Alternatively, you may choose to have your distributions of $10 or more paid to you by check and mailed to you or sent directly to your bank account. If you do not elect to have the proceeds reinvested, and a distribution is less than $10, your proceeds will be automatically reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For Federal income tax purposes, distributions are treated the same way whether they are received in cash or reinvested.

Taxes

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

A Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. A Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis. A portion of the dividends paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by such Fund and the shareholder.

A distribution reduces the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) or exchange of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net capital gain distributions with respect to those shares.

Distributions from each Fund and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% U.S. Federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

A Fund will be required to withhold Federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide that Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

After December 31 of each year, each Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in a Fund, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust comprised of several series, including the Funds. The Trust and the Funds do not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholder meetings, unless a matter relates only to a specific Fund. From time to time, large shareholders may control a Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the table for the years ended March 31, 2009 through March 31, 2010, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information for the years ended March 31, 2006 through March 31, 2008 was audited by the Fund’s previous independent public accounting firm.

Beck, Mack & Oliver Global Equity Fund

	Years Ended March, 31
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Year	$11.99	$20.34	$22.78	$21.97	$19.15

Investment Operations:
Net investment income (a)	0.11	0.12	0.07	0.11	0.10
Net realized and unrealized gain (loss)	5.90	(8.12)	(0.64)	2.69	4.17

Total from Investment Operations	6.01	(8.00)	(0.57)	2.80	4.27

Distributions to Shareholders from:
Net investment income	(0.04)	—	(0.53)	(0.46)	(0.49)
Net realized gain	—	(0.35)	(1.34)	(1.53)	(0.96)

Total Distributions to Shareholders	(0.04)	(0.35)	(1.87)	(1.99)	(1.45)

Redemption fee(a)	—	—	—(b)	—(b)	—(b)

Net Asset Value, End of Year	$17.96	$11.99	$20.34	$22.78	$21.97

Total Return	50.16%	(39.51)%	(3.32)%	13.22%	23.10%
Ratios/Supplementary Data
Net Assets at End of Year (000’s omitted)	$66,169	$36,259	$55,437	$54,280	$40,215
Ratios to Average Net Assets:
Net investment income	0.69%	0.73%	0.29%	0.49%	0.47%
Net expenses	1.34%	1.75%	1.75%	1.90%	2.41%
Gross expenses(c)	2.20%	2.28%	2.07%	2.28%	2.43%
Portfolio Turnover Rate	54%	56%	51%	26%	56%

(a)	Calculated based on average shares outstanding during the year.

(b)	Less than $0.01 per share.

(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

Beck, Mack & Oliver Partners Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period ended March 31, 2010, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

December 1, 2009 (a) through March 31, 2010

Net Asset Value, Beginning of Period	$10.00

Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain	0.64

Total from Investment Operations	0.67

Distributions to Shareholders from:
Net investment income	(0.01)

Total Distributions to Shareholders	(0.01)

Net Asset Value, End of Period	$10.66

Total Return(c)	6.70%
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$19,218
Ratios to Average Net Assets: (d)
Net investment income	0.86%
Net expenses	1.00%
Gross expenses (e)	2.56%
Portfolio Turnover Rate	17%

(a)      Commencement of operations.
(b)      Calculated based on average shares outstanding during the period.
(c)      Not annualized.
(d)      Annualized.
(e)      Reflects the expense ratio excluding any waivers and/or reimbursements.

                     FOR MORE INFORMATION

Annual/Semi-Annual Reports

Additional information about the Funds’ investments will be available in the Funds’ annual/semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

BECK, MACK & OLIVER GLOBAL EQUITY FUND
BECK, MACK & OLIVER PARTNERS FUND
Attn: Transfer Agent
Atlantic Fund Administration
P.O. Box 588
Portland, Maine 04112
(800) 943-6786
www.beckmack.com

The Funds’ prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Funds’ website at www.beckmack.com

Securities and Exchange Commission Information

You can also review the Funds’ annual/semi-annual reports, SAI and other information about the Funds at the Public Reference Room of the
Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the
SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101
http://www.foreside.com

Investment Company Act File No. 811-3023

Statement of Additional Information

August 1, 2010

Investment Adviser:

Beck, Mack and Oliver LLC
360 Madison Ave., 18th Floor
New York, New York 10017

Account Information and Shareholder Services:

Attn: Transfer Agent
Atlantic Fund Administration
P.O. Box 588
Portland, Maine 04112
(800) 943-6786
www.beckmack.com
Beck, Mack & Oliver Global Equity Fund (BMGEX)
Beck, Mack & Oliver Partners Fund (BMPEX)

This Statement of Additional Information supplements the Prospectus dated August 1, 2010, as may be amended from time to time, offering shares of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (each a “Fund”; together the “Funds”) (the “Prospectus”), each a separate series of Forum Funds, a registered, open-end management investment company.

This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above. You may also obtain the Prospectus on the Funds’ website listed above.

Financial Statements for the Funds for the fiscal year ended March 31, 2010, included in the Annual Report to shareholders, are incorporated by reference into, and legally are a part of, this SAI. Copies of the Funds’ Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address, telephone number or website listed above.

Table of Contents

GLOSSARY		1
1.	INVESTMENT POLICIES AND RISKS	2
2.	INVESTMENT LIMITATIONS	14
3.	MANAGEMENT	16
4.	PORTFOLIO TRANSACTIONS	24
5.	PURCHASE AND REDEMPTION INFORMATION	27
6.	TAXATION	28
7.	OTHER MATTERS	32
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – PROXY VOTING PROCEDURES		C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Administrator” means Atlantic.

“Adviser” means Beck, Mack & Oliver LLC.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended, the rules thereunder, IRS interpretations and any similar authority upon which the Funds may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means each of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, each a series of the Trust and together, the “Funds”.

“Fund Accountant” means Atlantic.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NYSE” means New York Stock Exchange.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware Statutory Trust.

“U.S.” means United States.

“U.S. Government Security” means an obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.

“1934 Act” means the Investment Company Act of 1934, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations, SEC interpretations and any exemptive order or interpretive relief applicable to the Fund.

 1

1.	Investment Policies and Risks

Beck, Mack & Oliver Global Equity Fund (the “Global Equity Fund”) is a diversified series of the Trust. Beck, Mack & Oliver Partners Fund (the “Partners Fund”) is a non-diversified series of the Trust. This section discusses in greater detail than the Funds’ Prospectus certain investments that the Funds may make. Please see the Prospectus for a discussion of the principal policies and risks of investing in the Funds.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduction in liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

A.   Security Ratings Information

The Funds’ investments in certain securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. The Funds may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Funds may purchase.

Moody’s characterizes securities in the lowest permissible rating category as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. The Funds may retain securities whose rating have been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Funds. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether that Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to accurately rate, change credit ratings, or to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

The Adviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Adviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type.

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B.   Equity Securities

1.	Common and Preferred Stock

General. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company because it is typically subordinate to other securities issued by an issuer. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the possibility that the value of the stock might decrease. Stock values fluctuate in response either to the activities of an individual company or to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.   Convertible Securities

General. The Funds may invest in convertible securities. The Global Equity Fund may invest up to 35% of its assets in convertible securities. To limit credit risk, the Global Equity Fund may only invest in: (1) convertible debt securities that are rated B or higher by Moody’s or S&P at the time of purchase; and (2) preferred stock rated B or higher by Moody’s or S&P at the time of purchase. The Global Equity Fund will limit its investment in convertible securities rated below BBB by S&P or Baa by Moody’s to 10% of its total assets. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable non- convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund holding such convertible security will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3.   Warrants

General. The Global Equity Fund may invest up to 5% of the value of its total assets in warrants. The Partners Fund may invest up to 10% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

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4.   Depositary Receipts

General. The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.   Debt Securities

1.	General Debt Securities

Corporate Debt Obligations. The Funds may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. The Funds may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. To the extent it invests in financial institution obligations, the Funds may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Funds but may be subject to early withdrawal penalties which could reduce the Funds’ performance.

U.S. Government Securities. The Funds may invest in U.S. Government Securities, which include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Mortgage-Related Securities. The Funds may invest in mortgage-related securities. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as

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credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Related Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009 both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury stock purchases. The U.S. Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac; the rate of those purchases is expected to slow and terminate in early 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, or abolishment.

Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters. Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Privately Issued Mortgage-Related Securities. The Funds may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by

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mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. The Funds may invest in stripped mortgage-related securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. The Funds may invest in adjustable rate mortgage securities (“ARMs”), which are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Funds could suffer some principal loss if the Funds sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations. The Funds may invest in collateralized mortgage obligations (“CMOs”), which are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages (“Mortgage Assets”). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Funds might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Funds intend to purchase

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these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Funds may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Funds to dispose of the instrument during periods that the Funds are not entitled to exercise any demand rights it may have. The Funds could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Funds’ investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Lower Rated / High-Yield Securities. Each Fund may invest up to 10% of its net assets in fixed income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly.

2.	General Debt Securities Risks

The market value of the interest-bearing fixed income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Funds is subject to risk even if all fixed income securities in the Funds’ investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Funds’ investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, the Funds will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

The Funds may retain a security that ceases to be rated or whose rating has been lowered below the Funds’ lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Funds. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Funds may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may not be as actively traded as rated securities.

Mortgage-Related Securities. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Funds’ yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Funds to the extent they retain the same percentage of debt securities, may

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have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, each Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Funds purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

3.   Lower Rated / High-Yield Securities Risks.

Interest Rate and Economic Risk. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in each Fund’s net asset value. During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the Funds may need to replace or sell a high yield security that it owns at unfavorable prices or returns. Accordingly, such high yield securities held by the Funds may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Funds would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Funds experience unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the Funds’ investment portfolio and the Adviser’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Funds’ investment portfolio.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, the Funds may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. It may be difficult to assess the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by the Funds.

D.    Foreign Securities

The Funds may invest in foreign securities. The Global Equity Fund limits the amount of its total assets that may be invested in any one country or denominated in one currency (other than the U.S. dollar) to 25%. The Partners Fund limits the amount of its holdings in the stock of any foreign corporation to less than 10% of voting power or value of stock. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Funds’ assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

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Income from foreign securities will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require that Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, that Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.

E.    Foreign Securities Forward Contracts

1.	General

The Global Equity Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Global Equity Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Global Equity Fund may enter into forward contracts to hedge against risks arising from securities the Global Equity Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Global Equity Fund does not intend to enter into forward contracts on a regular or continuing basis. The Global Equity Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Global Equity Fund to deliver an amount of foreign currency in excess of the value of the Portfolio’s investment securities or other assets denominated in that currency.

If the Global Equity Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Global Equity Fund into the currency. The Global Equity Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2.	Risks

Foreign currency transactions involve certain costs and risks. The Global Equity Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Global Equity Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Global Equity Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Global Equity Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

F.    Options and Futures Contracts

1.   General

The Global Equity Fund may purchase or write (sell) put and call options to hedge against either a decline in the value of securities owned by the Global Equity Fund or an increase in the price of securities that the Global Equity Fund plans to purchase. The Global Equity Fund may purchase or write (sell) options on securities, currencies and stock indices. The Global Equity Fund may also invest in stock index and foreign currency futures contracts and options on those contracts. The Global Equity Fund may purchase put and call options written by others and may write covered calls. The Global Equity Fund may not write puts on futures contracts and may only write covered put options on securities, foreign currencies and stock indices to affect closing transactions. The Global Equity Fund may only invest in options that trade on an exchange or over-the-counter.

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The Partners Fund may purchase or write (sell) put and call options on stock indices to hedge against declines in the value of the portfolio resulting from market conditions or as a hedge against securities that the Partners Fund plans to purchase at a later date. The Partners Fund will not use stock index options for speculative purposes and may only write covered put options on stock indices to affect closing transactions. The Partners Fund may only invest in options that trade on a national securities exchange or board of trade.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

2.   Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.	Limitations on Options and Futures Transactions

The Global Equity Fund will not sell futures contracts, buy put options and write call options if, as a result, more than 25% of the Global Equity Fund’s total assets would be hedged through the use of options and futures contracts. The Global Equity Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Global Equity Fund’s total assets. The Global Equity Fund will not purchase call options if the value of option premiums purchased would exceed 5% of the Global Equity Fund’s total assets.

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4.   Risks of Options and Futures Transactions

There are certain investment risks associated with options on stock indices and futures transactions. These risks include: (1) dependence on the Adviser’s ability to predict fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the indices hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Funds’ ability to limit exposures by closing its positions.

Other risks include the inability of the Funds, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Funds. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Funds may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Funds’ activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Funds’ yield.

G.    Leverage Transactions

1.   General

The Funds may use limited leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Funds through such an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, entering into repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Global Equity Fund may borrow money to purchase securities for investment when its outstanding borrowings equal less the 5% of total assets. The Partners Fund may borrow money to purchase securities for investment when its outstanding borrowings equal less the 10% of total assets. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Senior Securities Pursuant to Section 18(f)(1) of the 1940 Act, the Funds may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Funds shall be permitted to borrow from any bank as described below.

Repurchase Agreements and Securities Lending. The Global Equity Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. The Partners Fund may participate in repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities in an amount up to 33 1/3% of its total assets. The Partners Fund does not intend to lend portfolio securities at the present time. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) that Fund pays in arranging the loan. The Funds may share the interest received on the collateral securities with the borrower. The terms of the Funds’ loans permit the Funds to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of each Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

Securities loans and repurchase agreements are generally subject to the segregated account requirement described below.

Borrowing and Reverse Repurchase Agreements. The Global Equity Fund may borrow up to 5% of its total assets for investment purposes. The Partners Fund may borrow up to 10% of its total assets for investment purposes. The Funds may also borrow to meet redemption requests, provided that such borrowings do not exceed 33 1/3% of such Fund’s total assets (computed immediately after the borrowing). The Global Equity Fund may also enter into reverse repurchase agreements. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to the limitation with respect to borrowing money. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of

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interest unrelated to the sold security. An investment of the Global Equity Fund’s assets in reverse repurchase agreements will increase the volatility of the Global Equity Fund’s NAV. The Global Equity Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. The Partners Fund may not invest in reverse repurchase agreements. If a Fund were required to pledge assets to secure borrowing, it could pledge no more than 33 1/3% of its assets.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, that Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Global Equity Fund if, as a result, more than 10% of the value of the Global Equity Fund’s total assets would be committed to such transactions.

2.   Risks

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Funds may magnify losses incurred by the Funds. Leverage may involve the creation of a liability that requires the Funds to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Funds’ securities and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Funds are able to realize a net return on their investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Funds than if the Funds were not leveraged.

Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, that Fund’s use of leverage would result in a lower rate of return than if such Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for that Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate and maintain, on the books and records of the applicable Fund or in a segregated account, cash and liquid securities. The assets’ value, which is marked to market daily, will be at least equal to each Fund’s commitments under these transactions.

H.    Illiquid and Restricted Securities

1.   General

Each Fund will not invest more than 15% of its net assets (taken at current value) in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

2.   Risks

Limitations on resale may have an adverse effect on the marketability of a security, and the Funds might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Funds might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

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3.   Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

I.	Custody Risk

Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding, and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile process in less developed markets make their trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems.

J.    Investment Company Securities

1.    Open-End and Closed-End Investment Companies

General. The Funds may invest in other open-end and closed-end investment companies consistent with each Fund’s investment objectives and strategies. The Funds may also invest in money market mutual funds, pending investment of cash balances. The Funds will limit their investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Funds to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Funds’ investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. The Funds, as a shareholder of another investment company, will bear their pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Funds invest in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

2.    Exchange-Traded Funds

General. The Funds may invest in ETFs, which are registered investment companies, or trusts that are bought and sold on a securities exchange. The Funds may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Funds invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

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K.    Temporary Defensive Position and Cash Investments

The Funds may assume a temporary defensive position and may invest without limit in cash and prime quality money market instruments. The Partners Fund may also invest in repurchase agreements. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. The Funds may also invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Funds may invest include U.S. Government Securities, high grade commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, and master notes. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Funds may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

L.    Non- Diversification

The Partners Fund is non-diversified and, therefore, may invest in a limited number of issuers. The Partners Fund may invest up to 10% of its total assets in the securities of a single issuer. Investing in a limited number of issuers may cause the Partners Fund to be more volatile and increase the risk of investing in the Partners Fund.

2.    Investment Limitations

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of either Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of that Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of that Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, that Fund will use data from the index as of the most recent prior month end.

A.    Fundamental Limitations

The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Funds may not:

1.   Borrowing Money

Borrow money, except that each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities, and solely with respect to the Global Equity Fund, reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of that Fund’s total assets.

2.   Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of a Fund’s total assets taken at market would be invested in securities of issuers conducting their principal business activity in the same industry.

3.   Diversification

Solely for the Global Equity Fund, with respect to 75% of the value of the Global Equity Fund’s total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Global Equity Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Global Equity Fund to hold more than 10% of the outstanding voting securities of that issuer.

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4.   Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5.   Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

6.   Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.   Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Global Equity Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.   Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) a Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act.

B.   Non-Fundamental Limitations

The Funds has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Funds may not:

1.	Borrowing

Borrow money to purchase securities for investment while any borrowing equaling 5% or more of the Global Equity Fund’s total assets, or 10% or more of the Partners Fund’s total assets, is outstanding, except each Fund may borrow money not to exceed 33 1/3% of its total assets for temporary or emergency purposes (including the meeting of redemption requests), provided that any such temporary or emergency borrowings representing more than 5% of the Global Equity Fund’s total assets or 10% of the Partners Fund’s total assets must be repaid before that Fund may make additional investments.

2.	Pledging

Solely with respect to the Partners Fund, pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

3.	Investments in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

4.	Margin and Short Selling

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

5.	Illiquid Securities

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of a Fund’s net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”); or (2) 10% of a Fund’s total assets would be invested in Restricted Securities.

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3.	Management

A.    Trustees and Officers

1.	Trustees and Officers of the Trust

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law, Delaware law and the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including the Funds’ advisers, who are responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer.  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute at least two-thirds of the Board. J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal and Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation, removal or replacement. The address for all Trustees and officers is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101. Each Trustee oversees the twenty-two series of the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an interested Director of the Wintergreen Fund, Inc., another registered open-end investment company.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992- 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006; Director, Fund Accounting, Citigroup 2003-2005.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003–2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007–2009; Associate Counsel, Investors Bank & Trust Co. 2006–2007; FDIC 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.

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1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about such qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a Trustee and as Independent Chair. Mr. Parish also served as a Trustee of Monarch Funds, a Massachusetts business trust and open-end, management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; multiple years of service as a Trustee. Mr. Azariadis also served as a Trustee of Monarch Funds from 2003 to 2009.

James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as partner with a large public accounting firm; experience as a consultant; and multiple years of service as a Trustee. Mr. Cheng also served as a Trustee of Monarch Funds from 2003 to 2009.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a Trustee. Mr. Keffer also served as a Trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested Director of Wintergreen Fund, Inc., another registered open-ended investment company.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Each Fund’s investment adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the investment adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the investment adviser oversees and regularly monitors the investments, operations and compliance of the Funds’ investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the adviser and the Trust Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance programs.

The Board also regularly receives reports from the adviser with respect to the investments and securities trading of the Funds. For example, typically, the Board receives reports, presentations and other information from the adviser on at least an annual basis in connection with the Board’s consideration of the renewal of Trust’s advisory agreement with them. Also, if

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applicable, in connection with the Board’s consideration of the renewal of any distribution plan of a Fund under Rule 12b-1 under the 1940 Act, the Board receives reports from the adviser and other service providers.

Senior officers of the Trust and senior officers of the adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

2.	Trustee Ownership in the Fund and the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2009		Aggregate Dollar Range of Ownership as of December 31, 2009 in all Funds Overseen by Trustee in the Trust
Interested Trustee	Beck, Mack & Oliver Global Equity Fund	Beck, Mack & Oliver Partners Fund
John Y. Keffer	None	None	$10,001-$50,000
Independent Trustees
Costas Azariadis	None	None	None
James C. Cheng	None	None	None
J. Michael Parish	$10,001-$50,000	None	Over $100,000

3.   Ownership of Securities of the Adviser and Related Companies

As of July 1, 2010, no Independent Trustee or any immediate family member owned beneficially or of record securities of any Trust investment adviser, subadviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser, subadviser or principal underwriter.

4.   Information Concerning Trust Committees

Audit Committee The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2010, the Audit Committee met six times for the Trust.

Nominating Committee The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended March 31, 2010, the Nominating Committee did not meet.

Valuation Committee  The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation. Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Funds’ shares and the activities of the Fund Accountant and the Advisers in connection with the valuation of the Funds’ portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these

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Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended March 31, 2010, the Valuation Committee met forty-one times.

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2010, the QLCC did not meet.

B.    Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $40,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $60,000. In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended March 31, 2010.

Trustee	Compensation from the Funds		Benefits	Retirement	Estimated Total Compensation from Trust
	Global Equity Fund	Partners Fund
Costas Azariadis	$405	$23	$0	$0	$33,500
James C. Cheng	$405	$23	$0	$0	$34,000
J. Michael Parish	$564	$35	$0	$0	$47.667
John Y. Keffer	$0	$0	$0	$0	$0

C.    Investment Adviser

1.   Services of Adviser

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments and effecting portfolio transactions for the Funds. The Adviser may also pay fees to certain brokers/dealers to have the Funds available for sale through such institutions as well as for certain shareholder services provided to customers purchasing shares of the Funds through such institutions.

2.   Ownership of Adviser

The Adviser is a limited liability company organized under the laws of New York and controlled by Robert C. Beck.

3.   Information Concerning Accounts Managed by Portfolio Manager

With respect to the Global Equity Fund, Messrs. Rappa, Vlachos and Beck are primarily responsible for the day-to-day management of a portion of BM&O’s individual accounts. As of March 31, 2010, Messrs. Rappa, Vlachos and Beck were responsible for managing approximately $1.2 billion in assets, representing 767 total separate accounts. None of the accounts managed by Messrs. Vlachos, Rappa or Beck pay a performance-based fee. Messrs. Rappa. Vlachos and Beck’s accounts do not include any “registered investment companies” or “other pooled investment vehicles.”

With respect to the Partners Fund, Mr. Wydra is primarily responsible for the day-to-day management of a portion of BM&O’s individual accounts. As of March 31, 2010, Mr. Wydra had $190 million in individual account assets under management, representing a total of 180 accounts. None of the accounts managed by Mr. Wydra pay a performance-based fee. As of this date, Mr. Wydra did not manage any investment companies or other pooled investment vehicles.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

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•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser may seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•
If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Funds and the Adviser determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Funds and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•
The Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4.   Information Concerning Compensation of Portfolio Managers

For the period ended March 31, 2010, Messrs. Rappa, Vlachos, Beck and Wydra were compensated based on the profitability of the Adviser.

5.   Portfolio Manager Ownership in the Funds

The dollar range that corresponded to Messrs. Rappa, Vlachos, Beck and Wydra’s beneficial ownership in the Funds’ equity securities as of March 31, 2010, is as follows:

Portfolio Manager	Dollar Range of Beneficial Ownership as of March 31, 2010
	Global Equity Fund	Partners Fund
Peter Vlachos	$100,001-$500,000	$0
David Rappa	$100,001-$500,000	$0
Robert Beck	$100,001-$500,000	$0
Zachary Wydra	$10,001-$50,000	$100,001-$500,000

6.   Fees

The Adviser’s fee is calculated as a percentage of each Fund's average daily net assets. The fee, if not waived, is accrued daily by the Funds. The Adviser’s fee is paid monthly based on average daily net assets for the prior month.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Funds, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

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Table 1 in Appendix B shows the dollar amount of the fees accrued by the Funds, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the past three fiscal years.

7.   Other Provisions of Advisory Agreement

The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Investment Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and thereafter the Investment Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees who are not parties to the agreement or interested person of any such party (other than as Trustees of the Trust).

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of a Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Investment Advisory Agreement terminates immediately upon assignment.

Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D.    Distributor

1.	Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Funds is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under a distribution agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Funds (see also “purchases through Financial Institutions”). With respect to certain Financial Institutions and related “supermarket” platform arrangements, the Funds and/or the Funds’ Adviser, rather than the Distributor, typically enter into such agreements (see also, “Purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services.

E.    Other Fund Service Providers

1.	Administrator, Fund Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Funds. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Y. Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the corporate parent of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Funds also pay Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Funds’ operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, Transfer Agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing

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certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds’ shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Funds’ investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of the Funds.

The Services Agreement with respect to the Funds continues in effect until terminated, so long as its continuance is specifically approved or ratified with respect to the Funds with such frequency and in such manner as required by applicable law. The Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Funds on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. Under the Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Funds against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Services Agreement, in calculating the Funds’ NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as Transfer Agent and distribution paying agent for the Funds. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Global Equity Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”) on terms similar to those in the Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Funds to Atlantic and Citi, as the Global Equity Fund’s prior administrator, with respect to each Fund, the amount of fees that were waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years (or shorter period depending on each Fund’s commencement of operations).

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Funds to Atlantic and Citi, as the Global Equity Fund’s prior fund accountant, with respect to each Fund, the amount of fees that were waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years (or shorter period depending on each Fund’s commencement of operations).

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Funds, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Compliance Services Agreement”) with the Funds, on behalf of the Trust. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of each Fund’s average daily net assets, subject to an annual maximum of $20,000.

The Compliance Services Agreement with respect to the Funds continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

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Under the Compliance Services Agreement, (1) Atlantic is not liable to the Funds or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties ("Atlantic Indemnitees") are indemnified by the Funds against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Global Equity Fund on terms similar to those in the Compliance Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data is for the past three fiscal years.

2.   Custodian

Union Bank N.A. is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets. The Custodian is located at 350 California Street, San Francisco, CA 94101.

3.   Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, serves as legal counsel to the Funds.

4.   Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, providing audit services and, tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

4.	Portfolio Transactions

A.   How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.   Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Funds. The data is presented for the past three fiscal years or since a Fund commenced operations. The data includes aggregate commissions paid to an affiliate of the Funds or the Adviser, if any.

C.   Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the

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Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Funds is prompt execution of orders in an effective manner and at the most favorable price available.

D.   Choosing Broker-Dealers

The Adviser may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Funds. These payments may be made to the Funds or to other persons on behalf of the Funds for services provided to the Funds for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom the Funds directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

E.   Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Funds to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services. Because most of an Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and because the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

F.   Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Funds’ transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G.   Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H.   Other Accounts of the Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Funds and other client accounts managed by the Adviser occurs

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contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I.   Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. Under normal circumstances, the Adviser is a long-term investor with holdings periods for stocks of one to five years.

J.   Securities of Regular Broker-Dealers

From time to time, the Funds may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during each Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of each Fund during that Fund’s last fiscal year; or (3) sold the largest amount of each Fund’s shares during that Fund’s last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund’s holdings of those securities as of that Fund’s most recent fiscal year.

K.   Portfolio Holdings

Portfolio holdings as of the end of the Funds’ annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Funds’ latest semi-annual report to shareholders or a copy of the Funds’ latest Form N-Q which contains the Funds’ portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds’ latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Funds’ Adviser makes publicly available, on a quarterly basis, information regarding the Funds’ holdings (including name and percentage of the Funds’ assets invested in each such holding) and the percentage breakdown of the Funds’ investments by country, sector and industry, as applicable. This information is made available through the Funds’ or the Adviser’s website, and is released within 15 days after the quarter end.

The Funds’ nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds’ operation that the Funds have retained them to perform. The Adviser to the Funds has regular and continuous access to the Funds’ portfolio holdings. In addition, the Funds’ Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Funds’ nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Trust’s officers, and legal counsel to the Trust and to the Independent Trustees and the Funds’ independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Funds’ portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of that Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of that Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic

26

portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure. Arrangements have been approved to provide nonpublic portfolio holdings information to Morningstar, Inc., at such times as may be appropriate to perform services for the benefit of the Funds for the purpose of providing timely assessments and performing portfolio analytics relevant to the Adviser’s management of the Funds.

No compensation is received by the Funds, nor, to the Funds’ knowledge, paid to its Adviser or any other party in connection with the disclosure of the Funds’ portfolio holdings. The codes of ethics of the Trust, the Adviser and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Funds’ portfolio holdings. In addition, the Funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds’ portfolio holdings disclosure policy is subject to review by the Funds’ CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Funds’ portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

5.	Purchase and Redemption Information

A.   General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the transfer agent.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed, but under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

Not all classes or portfolios of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B.   Additional Purchase Information

Shares of the Funds are sold on a continuous basis by the Distributor. The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Funds may accept portfolio securities that meet the investment objective and policies of the Funds as payment for Fund shares. The Funds will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.	IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is receive.

2.   UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

C.    Additional Redemption Information

You may redeem Fund shares at NAV minus any applicable redemption fee. Accordingly, the redemption price per share of the Funds may be lower than the Funds’ NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Funds will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Funds may redeem shares involuntarily to: (1) reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund’s shares as provided in the Prospectus.

1.   Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a

27

result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.   Redemption In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Funds may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Funds may only affect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund’s total net assets, whichever is less, during any 90-day period.

D.    When and How NAV is Determined

In determining each Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.    Distributions

Distributions of net investment income will be reinvested at the Funds’ NAV as of the last day of the period with respect to which the distribution is paid. Distributions of net capital gains will be reinvested at the NAV of the Funds on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.	Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to Federal income and excise tax law and assume that each Fund qualifies for treatment as a “regulated investment company” (as discussed below). Such information is only a summary of certain key federal income and excise tax considerations affecting the Funds and their shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof, as well as court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Funds is March 31 (the same as the Funds’ fiscal year end).

A.	Qualification for Treatment as a Regulated Investment Company

Each Fund intends for each taxable year to continue to qualify for treatment as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

1.	Meaning of Qualification

As a regulated investment company, neither Fund will be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long term capital loss, and net gains and losses from certain foreign currency transactions and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company for a taxable year, the Funds must satisfy the following requirements, among others:

•
Each Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by a Fund after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement.)

•
Each Fund must derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or

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other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or those currencies.

•
Each Fund must satisfy the following asset diversification test at the close of each quarter of its taxable year: (1) at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which that Fund has not invested more than 5% of the value of such Fund’s total assets in securities of the issuer and as to which that Fund does not hold more than 10% of the outstanding voting securities of an issuer); and (2) no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers that such Fund controls and that are engaged in the same, similar, or related trades or businesses.

2.	Failure to Qualify

If for any taxable year a Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as “qualified dividend income” as defined in the Prospectus) to the extent of that Fund’s current and accumulated earnings and profits. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes  and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on a Fund’s after-tax performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.   Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets). A distribution will be treated as qualified dividend income to the extent that a Fund receives dividend income from most domestic corporations and certain foreign corporations, provided that certain holding period and other requirements are met. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Funds’ distributions of dividends received from REITs generally will not constitute qualified dividend income.

The Funds anticipates distributing substantially all of their net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior years)  for each taxable year. These distributions generally will be made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. These distributions will not qualify for the dividends-received deduction.

The Funds may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in each Fund’s financial statements. Any such losses may not be carried back.

A distribution by the Funds that does not constitute an ordinary income or capital gain dividends will be treated as a return of capital. A return of capital distribution reduces your tax basis in your shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Funds will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the relevant Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income and/or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. A distribution of that income or gain is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Funds into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a

29

specified date in those months, however, is deemed to be received by you (and made by the Funds) on December 31 of that year if the distribution is actually paid in January of the following year.

The Funds will send you information annually as to the federal income tax status of distributions made (or deemed made) to you during the year.

C.   Certain Tax Rules Applicable to the Fund’s Transactions

When put and call options purchased by a Fund expire unexercised, the premiums paid by that Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by that Fund give rise to short- term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by that Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the year. Gains or losses on these deemed sales, and those realized by a Fund on actual sales of Section 1256 contracts, are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exclude its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures or forward contract, or other position entered into or held by a Fund in conjunction with any other position held by that Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 contract positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

If a Fund invests in bonds issued with "original issue discount", that Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to “market discount bonds” (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), that Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which that Fund has actually received as interest during the year.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities are treated as ordinary income or losses. Similarly, gains or losses from the disposition of foreign currencies, debt securities denominated in a foreign currency, or forward contracts denominated in a foreign currency or that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of its disposition thereof also are treated as ordinary income or losses. These gains or losses increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund's net capital gain.

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D.   Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Funds intend to make sufficient distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.   Redemption or Exchange of Shares

In general, a shareholder will recognize gain or loss on the redemption of shares of a Fund, or on the exchange of Fund shares for shares in another fund, in an amount equal to the difference between the proceeds of the redemption or exchange (in the latter case, the fair market value of the other fund’s shares received in the exchange) and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of that Fund within 30 days before or after the redemption (a “wash sale”).

If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the redemption or exchange of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption or exchange of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.   Backup Withholding

Each Fund will be required to withhold and remit to the U.S. Treasury 28% of distributions (in the case of all three situations mentioned below), and the proceeds of redemptions of shares, to an individual or certain non-corporate shareholders: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded. The backup withholding tax rate will increase to 31% for taxable years beginning after December 31, 2010, unless legislation is enacted to provide otherwise.

G.   State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Funds can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Funds.

H.   Foreign Taxes

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, that Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by such Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by a Fund, (2) treat your share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in

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computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules that limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7.    Other Matters

A.    The Trust and Its Shareholders

1.    General Information

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (1)
Absolute Strategies Fund(2)
Adams Harkness Small Cap Growth Fund
Auxier Focus Fund(3)
Beck, Mack & Oliver Global Equity Fund
Beck, Mack & Oliver Partners Fund
DF Dent Premier Growth Fund
Fountainhead Special Value Fund
Golden Large Cap Core Fund(4)
Golden Small Cap Core Fund(4)
Grisanti Brown Value Fund(5)

Lou Holland Growth Fund(6)
Merk Absolute Return Currency Fund(4)
Merk Asian Currency Fund(4)
Merk Hard Currency Fund(4)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund
UCM Credit Floating NAV Fund(1)
UCM Floating NAV Fund(1)
UCM Government Floating NAV Fund(1)
Waterville Large Cap Value Fund(4)

(1)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(2)	The Trust registered for sale shares of beneficial interest in Institutional and R classes of this series. Effective August 1, 2009, Class C shares were converted to R shares.
(3)	The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series. Effective August 27, 2008, Class C shares were converted to Investor Shares.
(4)
The Trust registered for sale shares of beneficial interest in Institutional and Investor classes of this series. Currently Investor Shares of the Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(5)	The Trust registered for sale shares of beneficial interest in an I Shares class of this series. Previously, Grisanti Brown Value Fund’s I share class was named “Institutional Shares.”
(6)	The Trust registered for sale shares of beneficial interest in Investor, Institutional, A and C classes of this series. Currently C shares are not offered for sale.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

2.    Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’s performance. For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

3.	Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan

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which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.	Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with out shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999, or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999, or the reorganization of those series into another investment company registered under the 1940 Act may be affected by the Trustees without shareholder consent.

B.    Fund Ownership

As of July 1, 2010, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of July 1, 2010, certain shareholders of record owned 5% or more of a class of shares of the Funds. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of that Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 1, 2010, the following shareholders owned more than 25% of the Global Equity Fund. “Control” for this purpose is the ownership of more than 25% of a Fund’s voting securities.

Name	Percentage of Fund
Charles Schwab Co., Inc.- Mutual Funds Special custody account for the exclusive benefit of customers 101 Montgomery Street San Francisco, CA 94104	49.94%

C.   Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds’ Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to

33

circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.   Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j -1 of the 1940 Act which is designed to mitigate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

E.   Proxy Voting Procedures

A copy of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 943-6786 and (2) on the SEC’s web site at www.sec.gov.

F.   Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.   Financial Statements

The Funds’ Financial Statements and Financial Highlights for the fiscal year ended March 31, 2010 are incorporated by reference into this SAI from the Funds’ Annual Report to shareholders.  The Financial Statements and Financial Highlights for the fiscal year ended March 31, 2010 have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

34

Appendix A – Description of Securities Ratings
A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
• Nature of and provisions of the obligation;
•
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings. Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B – Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following tables show the dollar amount of advisory fees accrued by the Funds, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

Beck, Mack & Oliver Global Equity Fund	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year Ended March 31, 2010	$804,179	$452,114	$352,065
Year Ended March 31, 2009	$714,517	$253,816	$460,701
Year Ended March 31, 2008	$879,722	$184,835	$694,887

Beck, Mack & Oliver Partners Fund	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year Ended March 31, 2010	$58,218	$45,731	$12,487
Year Ended March 31, 2009	N/A	N/A	N/A
Year Ended March 31, 2008	N/A	N/A	N/A

Table 2 – Compliance Fees

The following tables show the dollar amount of fees accrued by the Funds, the amount of fee that was waived by FCS and Atlantic, if any, and the actual fees received by FCS and Atlantic. The actual fees received by FCS were $5,565 for the period ended May 31, 2008, and the actual fees received by Atlantic were $25,781 for the period June 1, 2008, through March 31, 2009.

Beck, Mack & Oliver Global Equity Fund	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Year Ended March 31, 2010	$31,410	$7,684	$23,726
Year Ended March 31, 2009	$32,550	$917	$31,633
Year Ended March 31, 2008	$29,603	$0	$29,603

Beck, Mack & Oliver Partners Fund	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Year Ended March 31, 2010	$3,946	$769	$3,177
Year Ended March 31, 2009	N/A	N/A	N/A
Year Ended March 31, 2008	N/A	N/A	N/A

Table 3 – Administration Fees

The following tables show the dollar amount of administration fees payable to Citi, the Global Equity Fund’s prior administrator, and Atlantic, with respect to the Funds, the amount of fees that was waived by Citi and Atlantic, if any. The actual fees received by Citi were $22,500 for the period ended May 31, 2008, and the actual fees received by Atlantic were $112,500 for the period ending March 31, 2009.

Beck, Mack & Oliver Global Equity Fund	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Year Ended March 31, 2010	$135,576	$0	$135,576
Year Ended March 31, 2009	$136,268	$0	$136,268
Year Ended March 31, 2008	$136,241	$0	$136,241

Beck, Mack & Oliver Partners Fund	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Year Ended March 31, 2010	$45,460	$40,071	$5,389
Year Ended March 31, 2009	N/A	N/A	N/A
Year Ended March 31, 2008	N/A	N/A	N/A

Table 4 – Accounting Fees

The following tables show the dollar amount of fees payable to Citi, the Global Equity Fund’s prior fund accountant, and Atlantic, with respect to the Funds, and the amount of fee that was waived by Citi and Atlantic, if any. The actual fees received by Citi were $2,000 for the period ended May 31, 2008, and actual fees received by Atlantic were $10,000 for the period June 1, 2008, through March 31, 2009.

Beck, Mack & Oliver Global Equity Fund	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Year Ended March 31, 2010	$12,053	$0	$12,053
Year Ended March 31, 2009	$12,098	$0	$12,093
Year Ended March 31, 2008	$24,655	$29	$24,626

Beck, Mack & Oliver Partners Fund	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Year Ended March 31, 2010	$4,000	$4,000	$0
Year Ended March 31, 2009	N/A	N/A	N/A
Year Ended March 31, 2008	N/A	N/A	N/A

Table 5 – Commissions

The following tables show the aggregate brokerage commissions paid by the Funds. The data are for the past three fiscal years.

Beck, Mack & Oliver Global Equity Fund	Total Brokerage Commissions	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year Ended March 31, 2010	$109,579	$0	0%	0%
Year Ended March 31, 2009	$106,784	$0	0%	0%
Year Ended March 31, 2008	$96,093	$0	0%	0%

Beck, Mack & Oliver Partners Fund	Total Brokerage Commissions	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year Ended March 31, 2010	$12,283	$0	0%	0%
Year Ended March 31, 2009	N/A	N/A	N/A	N/A
Year Ended March 31, 2008	N/A	N/A	N/A	N/A

Table 6 – Directed Brokerage

The following tables list each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

Beck, Mack & Oliver Global Equity Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended March 31, 2010	N/A	N/A	N/A

Beck, Mack & Oliver Partners Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended March 31, 2010	N/A	N/A	N/A

Table 7 – Securities of Regular Brokers or Dealers

The following tables list the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund’s holdings of those securities as of that Fund’s most recent fiscal year.

Beck, Mack & Oliver Global Equity Fund
Regular Broker Dealer	Value Held
N/A	N/A

Beck, Mack & Oliver Partners Fund
Regular Broker Dealer	Value Held
N/A	N/A

Table 8 – 5% Shareholders

The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of each Fund; and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 1, 2010:

Beck, Mack & Oliver Global Equity Fund

Name and Address	% of Fund
Charles Schwab & Co., Inc. – Mutual Funds Special custody account for the exclusive benefit of customers 101 Montgomery Street San Francisco, CA 94104	49.94%
SEI Private Trust Company c/o State Street Bank ID571 One Freedom Valley Drive Oaks, PA 19456	19.87%
National Finances Services Corp. 200 Liberty Street One World Financial Center NY5D New York, NY 10281	14.49%

Beck, Mack & Oliver Partners Fund

Name and Address	% of Fund
SEI Private Trust Company c/o State Street Bank ID571 One Freedom Valley Drive Oaks, PA 19456	7.87%

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004 and December 11, 2009

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A)           Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B)           Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)   General
(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)   Routine Matters As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)    Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)   Conflicts of Interest Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

BECK, MACK & OLIVER LLC

PROXY VOTING PROCEDURES AND POLICIES

9.0 PROXY VOTING

Rule 206(4)-6 under the Advisers Act requires the Company, if it exercises voting authority over client proxies, to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies.

9.1 Compliance Reference Chart

Supervisory Responsibility	Proxy Manager
Operational Area	Investments Administrative
Frequency	Each time the Company votes a client proxy
Statute/Rule	Rule 206(4)-6 under the Advisers Act
Records	Proxy Voting Related Records

9.2 Policy Statement

It is the Company’s policy to ensure that clients are aware of their right to vote proxies of securities held in their accounts and, where clients have delegated proxy voting to the Company, to vote such proxies in a manner that is consistent with its duty to monitor corporate actions and act solely in the best economic interests of clients.

9.3 Procedures

9.3.1 Proxy Manager

Chief Compliance Officer shall oversee the Proxy Manager. The Proxy Manager is responsible for deciding how the Company will vote a proxy and for resolving all material conflicts of interests prior to voting (see §9.3.4).

9.3.2 Administration

The Proxy Manager shall identify those client accounts that the Company is responsible for voting proxies by reviewing the following documents:

•	The client’s Investment Advisory Agreement;

•	The client’s New Account Form; and

•	The client’s file to determine if there are any separate agreements authorizing the Company to vote the client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plant, the plan’s trustee or other fiduciaries), the Company shall be responsible for voting the proxies related to that account.

9.3.3 Receipt of Proxy Materials

When proxy voting authority is delegated to the Company by the client, the Proxy Manager will verify with the custodian that proxy material will be forwarded to the Company. Upon receipt of the annual meeting/proxy materials for any company, the Proxy Manager shall generate a list of all clients that are holders of that security.

9.3.4 Conflicts of Interest

In exercising its voting discretion, the Company and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Company will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential material conflict of interest to the Company or any Interested Person.

9.3.4.1 Interested Person

For purposes of these Proxy Voting Policies and Procedures, “Interested Person” means:

•
(i) Any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Company; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Company; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	Any issuer of a security for which the Company (or any affiliate of the Company) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
Any person with whom the Company (or any affiliate of the Company) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Company’s (or its affiliate’s) business.

9.3.4.2 Material Conflicts of Interest

Material conflict of interests may include, but are not limited to:

•	An employee that owns more than a de minimis interest in the company in which the Company will vote on a proxy.

•	An employee that will receive any compensation or profit based on how the Company votes on a proxy.

•	An employee that serves as a director in the company in which the Company will vote on a proxy.

•	An employee whose immediate family member (spouse, child, parent, sibling, or in-law) is a director in the company in which the Company will vote on a proxy.

•	An employee that has a personal relationship with an executive or director in the company in which the Company will vote on a proxy.

•	An employee that has a personal relationship with a candidate to be a director in the company in which the Company will vote on a proxy.

9.3.4.3 Conflicts of Interest Procedures

After informing the client of any potential conflict of interest, the Company will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.
9.4 Proxy Voting

The Company has enacted the following proxy voting procedures:

1.	The Proxy Manager shall determine how the Company will vote in instances when a proxy vote is required.

2.
Prior to voting, the Proxy Manager will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

3.
Prior to voting, the Proxy Manager will verify whether an actual or potential conflict of interest with the Company or any Interested Person exists in connection with the subject proposal(s) to be voted upon.

4.
If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

The Conflict Notice should describe:

•	The proposal to be voted upon;

•	The actual or potential conflict of interest involved;

•	The Company’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	If applicable, the relationship between the Company and any Interested Person.

The Conflict Notice will either request the client’s consent to the Company’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Company may abstain from voting if such action is determined by the Company to be in the best interest of the client under the circumstances.

5.
The Proxy Manager will vote the “fist proxy” received from each company in a manner consistent with the Company’s Proxy Voting Policies. Each “first proxy” is marked and initialed by the Proxy Manager. Once the initial proxy is voted, the Proxy Manager will ensure that all client proxies for the same security are voted in the same way.

6.	Before returning the ballots, the Proxy Manager will match the number of shares being voted against a list of all clients’ holdings.

9.5 Periodic Review

Periodically, but no less than annually, the Company will:

•	Verify that all proxies for the securities held in the client’s account have been received;

•
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries); and

•	Review the files to verify that records of proxy voting have been properly maintained.

9.6 Proxy Voting Policies

The Company will consider only those factors that relate to clients’ investments, including how its vote will economically impact and affect the value of those investments. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value and maintain or increase the rights of shareholders. On each and every issue the Company shall vote in a prudent and diligent fashion and only after a careful evaluation of the issues presented on the ballot. The Company has adopted the proxy voting guidelines set forth below. While serving as a framework, the proxy voting guidelines cannot contemplate all possible proposals with which the Company may be presented. In the absence of a specific guideline for a particular proposal, the Company will evaluate the issue and cast its vote in a manner that, in the Company’s view, will maximize the value of a client’s investment.

9.6.1 Election of Directors

The Company will generally support the management slate in a non-contested election of Directors. In the case of contested board elections, the Company will evaluate the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign to determine the outcome the Company believes will maximize shareholder value.

9.6.2 Staggered Boards

Unless there are indications that a particular company is likely to be taken over, and as long as the directors of a company have shown themselves to be accountable to shareholders by their actions, the Company will generally vote to retain a staggered board in an uncontested election.

9.6.3 Supermajority and Cumulative Voting

The Company will generally vote against proposals establishing supermajority or cumulative voting.

9.6.4 Independent Auditors

The Company will generally vote in favor of any widespread accounting firm as auditors of the company; provided that the auditors do not have a significant professional relationship with the issuer that compromises the auditors’ independence.

9.6.5 Compensation Plans

The Company generally supports compensation plans that provide performance objectives and serve to motivate executives to achieve excellent performance. The Company does not generally support plans that have vague or virtually no performance objectives, or those that are excessively generous and go beyond the level necessary to attract and retain qualified and skilled personnel.

9.6.6 Corporate Matters

The Company will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•
The Company will generally vote for merger and acquisition proposals that will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	The Company will generally vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•
The Company will generally vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	The Company will generally vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

9.6.7 Shareholder Proposals

The Proxy Manager will review shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. The Company will generally

•	Abstain from shareholder social and environmental proposals.

•	Support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	Vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	Vote for proposals to lower barriers to shareholder action.

9.6.8 Other Matters

The Company will generally:

•	Vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	Vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	Vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

9.6.9 Abstention

The Company may abstain from voting a client proxy if the Proxy Manager concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Company may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-US securities). In accordance with the Company’s fiduciary duties, the Proxy Manager will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. The Proxy Manager’s decision takes into account the effect that the vote of the Company’s clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

9.7 Form ADV Disclosure

A concise summary of the Company’s Proxy Voting Policy is disclosed in Part II of the Company’s Form ADV. Information is provided in Part II of the Company’s Form ADV to notify clients how they may obtain a copy of the Company’s Proxy Voting Policy and information about how the Company has voted proxies.

9.8 Books and Records

The Company will maintain, for a period of at least five years, the first two years in an appropriate office of the Company, the following records:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Company or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Company with a copy of the voting record upon its request);

•	A copy of any document created by the Company or its employees that was material in making the decision on how to vote the subject proxy; and,

•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Company.